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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                        Date of report: February 20, 2003
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


                        000-26463              11-2665282
                 (Commission File No.)       (I.R.S. Employer
                                              Identification No.)


                              2180 Executive Circle
                        Colorado Springs, Colorado 80906
               (Address of principal executive offices; zip code)

                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)


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Item 4.Changes in Registrant's Certifying Accountant

       (a) Previous independent accountants

               (i) On February 20, 2003, the Registrant dismissed Michael Johnson & Company, LLC as its independent accountants.

               (ii) The report of Michael Johnson & Company, LLC for the
                    Registrant's fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, but was qualified due to a going concern uncertainty.

               (iii) The Registrant's Board of Directors recommended and
                    approved the decision to change independent accountants.

               (iv) In connection with its audits for the most recent fiscal year and through February 20, 2003, there have been no disagreements with Michael Johnson & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Michael Johnson & Company, LLC, would have caused them to make reference thereto in their report on the financial statements for such year.

               (v) The Registrant has requested that Michael Johnson & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as
                    Exhibit 16 hereto.

       (b) New independent accountants

               (i) The Registrant engaged Rosenberg Rich Baker Berman & Company as its new independent accountants as of February 20, 2003. During the Registrant's two most recent fiscal years and through February 20, 2003, the Registrant has not consulted with Rosenberg Rich Baker Berman & Company concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) any matter that was the subject of a disagreement (as described in Registration S-B Item 304 (a)
                    (1) (iv)) or reportable event with the former auditor (as described in Regulation S-B Item 304 (a) (1) (v)).



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         (c)      Exhibits.


                  The Registrant hereby furnishes the following exhibit:

                  Exhibit Number    Exhibit Title
                  --------------    --------------
                  16                Letter from Michael Johnson & Company, LLC,
                                    former accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MILITARY RESALE GROUP, INC.


Date:  February 26, 2003              By:/s/ Ethan D. Hokit
                                         -------------------------------------
                                         Ethan D. Hokit
                                         President


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                                  EXHIBIT INDEX


 Exhibit Number   Exhibit Title
 --------------   -------------

 16               Letter from Michael Johnson & Company, LLC, former accountant.


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